UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

Protopia Global Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	333-269343	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 408B&C, 4th Floor, Lippo Sun Plaza, No. 28 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 66860563

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On August 11, 2026, Protopia Global Holdings Inc., a Cayman Islands exempt company (the “Company”) dismissed BCRG Group (“BCRG”), as the Company’s independent registered public accounting firm, and on the same date, the board of directors of the Company appointed Simon & Edward LLP (“S&E”) as its new independent registered public accounting firm, beginning with the audit of the Company’s consolidated financial statements for the fiscal year ended June 30, 2026. This change follows the acquisition of BCRG’s attest business by S&E, effective June 15, 2026.

BCRG’s audit reports on the Company’s consolidated financial statements for the fiscal year ended June 30, 2025 and 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the consolidated financial statements of the Company for the fiscal years ended June 30, 2025 and 2024 included an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2025 and 2024 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BCRG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BCRG, would have caused BCRG to make reference to the subject matter of the disagreements in connection with BCRG’s reports on the Company’s financial statements, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weaknesses in the Company’s internal control over financial reporting previously disclosed under Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended June 30, 2025.

During the fiscal years ended June 30, 2025 and 2024 and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted S&E regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that S&E concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

In accordance with Item 304(a)(3) of Regulation S-K, the Company has requested that BCRG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 11, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from BCRG dated August 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Protopia Global Holdings Inc.

Dated: August 17, 2026	By:	/s/ Sin Yi Cheng
	Name:	Sin Yi Cheng
	Title:	President and Director
(Principal Executive Officer)

2